UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 4, 2015

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East City
Shouguang City, Shandong, 262700, P.R. China

 (Address of principal executive offices and zip code)

+86 (536) 567-0008

 (Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 4, 2015 (the “Closing Date”), Gulf Resources, Inc. (the “Company”) closed the transactions contemplated by the Acquisition Agreement (the “Agreement”) dated January 12, 2015 by and between the Company, Shouguang City Haoyuan Chemical Company Limited, a wholly owned subsidiary of the Company (“SCHC”) and Shouguang City Rongyuan Chemical Co, Ltd. (“SCRC”). Pursuant to the Agreement, SCHC acquired all rights, title and interest in and to all assets owned by SCRC, a leading manufacturer of materials for human and animal antibiotics in China and other parts of Asia.

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, the Company issued 7,268,011shares of GURE’s common stock, par value $0.0005 per share (the “Shares”), at a price of $2.00 per Share, to the four former equity owners of SCRC. The issuance of the Shares was exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended. On the Closing Date, GURE entered into a lock-up agreement with the four former equity owners of SCRC. In accordance with the terms of the lock-up agreement, attached hereto as Exhibit 10.1, the shareholders have agreed not to sell or transfer the Shares for five years from the date the stock certificates evidencing the Shares are issued.

Item 8.01.  Other Events.

On February 4, 2015, the Company issued a press release announcing the closing of the transactions contemplated by the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

In accordance with paragraph 9.01(a)(4) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required in Item 9.01(a) within the required 71 calendar days from the date that the initial report on Form 8-K was required to be filed in connection with the acquisition of SCRC.

(b) Pro Forma Financial Information

In accordance with paragraph 9.01(b)(2) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the pro forma financial information required in Item 9.01(b) within the required 71 calendar days from the date that the initial report on Form 8-K was required to be filed in connection with the acquisition of SCRC.

(d) Exhibits

Exhibit Number	Description
10.1	Lock-Up Agreement, dated February 4, 2015
99.1	Press Release, dated February 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: February 5, 2015